UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

☑    Filed by the Registrant                        ☐ Filed by a party other than the Registrant
CHECK THE APPROPRIATE BOX:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

Carrier Global Corporation
(Name of the Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK ALL BOXES THAT APPLY):

☑	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

CARRIER GLOBAL CORPORATION
13995 PASTEUR BOULEVARD
PALM BEACH GARDENS, FL 33418

V28907-P01686

Your **Vote** Counts!

CARRIER GLOBAL CORPORATION

2024 Annual Meeting of Shareowners

Vote by April 17, 2024

11:59 PM Eastern Time

You invested in CARRIER GLOBAL CORPORATION, and now it’s time to vote!
You have the right to vote on proposals being presented at the 2024 Annual Meeting of Shareowners. This is an important notice regarding the availability of proxy material for the 2024 Annual Meeting of Shareowners to be held on April 18, 2024.
Be informed before you vote
View the Notice of 2024 Annual Meeting of Shareowners and Proxy Statement and the 2023 Annual Report online OR you can receive a free paper or email copy of the materials by requesting prior to April 4, 2024. If you would like to request a copy of the materials for this and/or future shareowner meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.
*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com
THIS IS NOT A VOTABLE BALLOT
This is an overview of the proposals being presented at the
upcoming 2024 Annual Meeting of Shareowners. Please follow
the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends

1.	Election of Directors
Nominees:

1a.	Jean-Pierre Garnier	For
1b.	David Gitlin	For
1c.	John J. Greisch	For
1d.	Charles M. Holley, Jr.	For
1e.	Michael M. McNamara	For
1f.	Susan N. Story	For
1g.	Michael A. Todman	For
1h.	Maximilian (Max) Viessmann	For
1i.	Virginia M. Wilson	For
1j.	Beth A. Wozniak	For
2.	Advisory Vote to Approve Named Executive Officer Compensation	For
3.	Ratify Appointment of PricewaterhouseCoopers LLP to Serve as Independent Auditor for 2024	For
4.	Shareowner Proposal regarding transparency in lobbying	Against

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.

V28908-P01686